NATION ENERGY INC.

Suite F - 1500 West 16th Avenue

Vancouver BC V6H 4B9 Canada

February 8, 2016

TO:

Paltar Petroleum Limited

1555 Blake Street, Suite 1002

Denver, Colorado  80202

Attention:

Mr. Marc A. Bruner

Dear Sirs:

RE:

Second Amendment to Third Amended and Restated Agreement

By this letter, effective as of February 8, 2016, Nation Energy Inc. (“Nation”) and Paltar Petroleum Limited (“Paltar”) amend their Third Amended and Restated Agreement dated August 30, 2015 and amended by the First Amendment Third Amended and Restated Agreement dated effective December 17, 2015 (as amended the “Agreement”), principally to extend the time allowed for certain actions contemplated in the Agreement.  Capitalized terms not specifically defined in this Second Amendment to Third Amended and Restated Agreement (the “Amendment”) shall have the meaning accorded them in the Agreement.  All dollar amounts in this Agreement are expressed in Australian dollars.  Marc A. Bruner (“Bruner”) and John R. Hislop (“Hislop”), as major shareholders (indirectly or directly) of Paltar and Nation, respectively, agree to the terms of this Amendment.

Nation and Paltar amend the Agreement as follows:

1.

All references to February 9, 2016 in items 3, 11, and 18(b) of the Agreement are hereby amended to February 19, 2016.

2.

All reference to February 8, 2016 in item 18(d) of the Agreement is hereby amended to February 18, 2016.

No changes or amendments other than those expressly set forth above are being made in the Agreement.  Nation and Paltar confirm and ratify the validity and current effectiveness of the Agreement, as amended by this Amendment.

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If the foregoing correctly sets out our agreed amendments, please execute this letter in the space provided.

NATION ENERGY INC.

PALTAR PETROLEUM LIMITED

Per:

/s/ Carmen J. Lotito

Per:

/s/ Marc A. Bruner

        Authorized Signatory

        Carmen J. Lotito, Vice President

        Authorized Signatory

AGREED TO AND ACCEPTED,

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/s/ Zachary M. Bruner

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Witness Signature

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Zachary M. Bruner

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/s/ Marc A. Bruner

Name

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MARC A. BRUNER

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Blavenweg 29, Metzerlen,

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 Switzerland 4116

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Address

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Witness Signature

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Name

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JOHN R. HISLOP

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Address

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